UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 23, 2025

Ares Acquisition Corporation II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41691	98-1592112
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Park Avenue, 44th Floor
New York, New York	10167
(Address of principal executive offices)	(Zip Code)

(310) 201-4100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, par value $0.0001 per share, and one-half of one redeemable warrant	AACT.U	New York Stock Exchange
Class A Ordinary Shares, par value $0.0001 per share	AACT	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	AACT WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

As previously announced, on April 14, 2025, Ares Acquisition Corporation II, a Cayman Islands exempted company (“AACT”), entered into a definitive business combination agreement (the “Business Combination Agreement”), by and among AACT, AAC II Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of AACT, and Kodiak Robotics, Inc., a Delaware corporation (“Kodiak”). Pursuant to the Business Combination Agreement, the parties have agreed to consummate certain transactions (collectively, the “Business Combination”), subject to the terms and conditions of the Business Combination Agreement.

On May 14, 2025, in connection with the Business Combination, AACT and Kodiak jointly filed with the U.S. Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 (No. 333-287278) (as amended from time to time, the “Registration Statement”) containing a proxy statement/prospectus (such proxy statement/prospectus in definitive form, and as supplemented by Supplement No. 1 filed on September 15, 2025 and Supplemental No. 2 filed on September 23, 2025, the “Proxy Statement”), which Registration Statement was declared effective by the SEC on August 29, 2025, and AACT commenced mailing the Proxy Statement on August 29, 2025.

On September 23, 2025, AACT held an extraordinary general meeting of its shareholders (the “Shareholder Meeting”), at which holders of 41,337,048 Class A Ordinary Shares (the “Ordinary Shares”), were present in person, virtually over the internet or by proxy, representing approximately 66.82% of the voting power of the Ordinary Shares as of August 20, 2025, the record date for the Shareholder Meeting, and constituting a quorum for the transaction of business at the Shareholder Meeting. The proposals listed below are described in more detail in the Proxy Statement.

At the Shareholder Meeting, the shareholders approved the Business Combination Proposal, the Domestication Proposal, the Stock Issuance Proposal, the Organizational Documents Proposal, the Advisory Organizational Documents Proposals, the Incentive Plan Proposal, the Employee Stock Purchase Plan Proposal and the Director Election Proposal (each as defined in the Proxy Statement, and collectively, the “Shareholder Proposals”).

The voting results for each of the Shareholder Proposals were as follows:

Proposal No. 1: The Business Combination Proposal

Ordinary Shares Voted For	Ordinary Shares Voted Against	Ordinary Shares Abstained
36,431,650	4,005,377	900,021

Proposal No. 2: The Domestication Proposal

Ordinary Shares Voted For	Ordinary Shares Voted Against	Ordinary Shares Abstained
36,431,655	4,005,369	900,024

Proposal No. 3: The Stock Issuance Proposal

Ordinary Shares Voted For	Ordinary Shares Voted Against	Ordinary Shares Abstained
36,431,543	4,005,371	900,134

Proposal No. 4: The Organizational Documents Proposal

Ordinary Shares Voted For	Ordinary Shares Voted Against	Ordinary Shares Abstained
36,431,646	4,005,370	900,032

Proposal No. 5: The Advisory Organizational Documents Proposals

Advisory Organizational Documents Proposal 5A

Ordinary Shares Voted For	Ordinary Shares Voted Against	Ordinary Shares Abstained
36,425,501	4,011,526	900,021

Advisory Organizational Documents Proposal 5B

Ordinary Shares Voted For	Ordinary Shares Voted Against	Ordinary Shares Abstained
35,430,763	5,006,265	900,020

Advisory Organizational Documents Proposal 5C

Ordinary Shares Voted For	Ordinary Shares Voted Against	Ordinary Shares Abstained
35,092,868	5,341,359	902,821

Advisory Organizational Documents Proposal 5D

Ordinary Shares Voted For	Ordinary Shares Voted Against	Ordinary Shares Abstained
35,091,018	5,341,509	904,521

Advisory Organizational Documents Proposal 5E

Ordinary Shares Voted For	Ordinary Shares Voted Against	Ordinary Shares Abstained
35,088,414	5,343,113	905,521

Proposal No. 6: The Incentive Plan Proposal

Ordinary Shares Voted For	Ordinary Shares Voted Against	Ordinary Shares Abstained
36,423,898	4,010,429	902,721

Proposal No. 7: The Employee Stock Purchase Plan Proposal

Ordinary Shares Voted For	Ordinary Shares Voted Against	Ordinary Shares Abstained
36,427,031	4,008,496	901,521

Proposal No. 8: The Director Election Proposal

Ordinary Shares Voted For	Ordinary Shares Voted Against	Ordinary Shares Abstained
36,431,485	4,005,531	900,032

As there were sufficient votes to approve the above proposals, Proposal No. 9, the “Adjournment Proposal” described in the Proxy Statement was not presented to shareholders.

Item 8.01	Other Events.

Based on the approval of the Domestication Proposal at the Shareholder Meeting, on September 23, 2025, AACT will effect a deregistration under Article 47 of AACT’s amended and restated memorandum and articles of association and Section 206 of the Companies Act (As Revised) of the Cayman Islands and a domestication under Section 388 of the Delaware General Corporation Law, pursuant to which AACT’s jurisdiction of incorporation will change from the Cayman Islands to the State of Delaware. Effective upon the Domestication, the continuing entity will be renamed “Kodiak AI, Inc.” and existing shareholders of AACT will hold shares in Kodiak AI, Inc. rather than in a Cayman Islands company.

Based on the results of the Shareholder Meeting, and subject to the satisfaction or waiver of certain other closing conditions as described in the Proxy Statement, the transactions contemplated by the Business Combination Agreement are expected to be consummated promptly. Following the consummation of the Business Combination, the post-Business Combination company intends to list its common stock and public warrants on The Nasdaq Stock Market LLC (“Nasdaq”). The common stock and public warrants are expected to begin trading on the Nasdaq on or about September 25, 2025 under the symbols “KDK” and “KDKRW,” respectively. The Nasdaq listing is subject to the closing of the Business Combination and fulfillment of all Nasdaq listing requirements.

Forward Looking Statements

This Current Report on Form 8-K (this “Current Report”) includes forward-looking statements including regarding AACT’s or Kodiak’s or their management teams’ expectations, hopes, beliefs, intentions or strategies regarding the future. Forward-looking statements may be identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “forecast,” “intend,” “expect,” “may,” “plan,” “potential,” “project,” “seek,” “should,” “will,” “would” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, statements regarding: Kodiak’s and AACT’s expectations with respect to the future performance and the success of the combined company following the consummation of the Business Combination (the “combined company”); expectations regarding the completion of the Business Combination and the combined company being listed on Nasdaq following completion of the Business Combination. These statements are based on various assumptions, whether or not identified in this Current Report, and on the current expectations of Kodiak’s and AACT’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied upon by any investors as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Kodiak and AACT. These forward-looking statements are subject to a number of risks and uncertainties, including changes in business, market, financial, political and legal conditions; the rapid evolution of autonomous vehicle technology and flaws or errors in Kodiak’s solutions or flaws in or misuse of autonomous vehicle technology in general; the inability of the parties to successfully or timely consummate the Business Combination, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Business Combination or that the approval of the equity holders of Kodiak is not obtained; failure to realize the anticipated benefits of the Business Combination; risks related to the rollout of Kodiak’s business and the timing of expected business milestones; the effects of competition on Kodiak’s business; supply shortages in the materials necessary for the production of the Kodiak Driver; risks related to working with third-party manufacturers for key components of the Kodiak Driver; risks related to the retrofitting of Kodiak’s vehicles by third parties; the termination or suspension of any of Kodiak’s contracts or the reduction in counterparty spending; delays in Kodiak’s operational roadmap with key partners and customers; the amount of redemption requests made by AACT’s public equity holders; AACT’s ability to consummate the expected private placement of equity securities in connection with the consummation of the Business Combination; the completion of the contemplated PIPE investment, preferred investment and warrant investment; and the ability of AACT or the combined company to issue equity or equity-linked securities in connection with the Business Combination or in the future. Additional information concerning these and other factors that may impact such forward-looking statements can be found in filings and potential filings by Kodiak, AACT or the combined company resulting from the Business Combination with the SEC, including under the heading “Risk Factors” in the Proxy Statement. If any of these risks materialize or any assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Kodiak nor AACT presently know or that Kodiak and AACT currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by investors as a guarantee, an assurance, a prediction or a definitive statement of fact or probability.

In addition, forward-looking statements reflect Kodiak’s and AACT’s expectations, plans or forecasts of future events and views as of the date of this Current Report. Kodiak and AACT anticipate that subsequent events and developments will cause Kodiak’s and AACT’s assessments to change. However, while Kodiak and AACT may elect to update these forward-looking statements at some point in the future, Kodiak and AACT specifically disclaim any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing Kodiak’s or AACT’s assessments as of any date subsequent to the date of this Current Report. Accordingly, undue reliance should not be placed upon the forward-looking statements. Neither Kodiak, AACT, nor any of their respective affiliates have any obligation to update these forward-looking statements other than as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 23, 2025

ARES ACQUISITION CORPORATION II

By:	/s/ Allyson Satin
Name:	Allyson Satin
Title:	Chief Operating Officer